UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2016

U.S. PHYSICAL THERAPY, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-11151	76-0364866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 West Sam Houston Parkway South, Suite 300, Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (713) 297-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL RESULTS
On November 3, 2016, U.S. Physical Therapy, Inc. (“USPH”) (NYSE: USPH), a national operator of outpatient physical therapy clinics, today reported results for the quarter and nine months ended September 30, 2016.  In addition, the Company announced that its board of directors declared a quarterly dividend of $0.17 per share to holders of record of common stock as of the close of business on November 18, 2016 payable on December 2, 2016.  A copy of the press release is attached hereto as Exhibit 99.1.

While the Company intends to declare dividends in subsequent quarters, any future dividends will be at the discretion of the Company's board of directors after taking into account various factors, including general economic and business conditions, tax considerations, the Company's strategic plan, the results of operation and financial condition of the Company, the acquisition and expansion plans of the Company, any contractual, legal or regulatory restrictions on the payment of dividends, and such other factors as the board considers relevant.

The press release includes a discussion of Adjusted EBITDA and Adjusted Net Income, non-GAAP (generally accepted accounting principles) financial measures. See page 10 of press release for a definition of Adjusted EBITDA and Adjusted Net Income and a reconciliation of those measures to the most directly comparable financial measure calculated and presented in accordance with GAAP.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01   OTHER EVENTS
See Item 2.02 above.  On November 3, 2016, the Company announced a dividend of $0.17 per share to holders of record of its common stock as of the close of business on November 19, 2016 payable on December 2, 2016.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Description of Exhibits

99.1	Registrant's press release dated November 3, 2016 announcing results for the third quarter and nine months ended September 30, 2016.*

* Furnished herewith.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PHYSICAL THERAPY, INC.

Dated: November 3, 2016	By:	/s/ LAWRANCE W. MCAFEE
Lawrance W. McAfee
Chief Financial Officer
(duly authorized officer and principal financial and accounting officer)